                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 13, 2004


                              CENTRAL BANCORP, INC.
          ------------------------------------------------------------
               (Exact Name Of Registrant As Specified In Charter)


           MASSACHUSETTS                 0-25251              04-3447594
----------------------------------    ------------         ---------------------
   (State Or Other Jurisdiction       (Commission            (IRS Employer
   Of Incorporation)                  File Number)           Identification No.)


    399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                         02144
    ----------------------------------------------------------------------------
    (Address Of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
------------------------------------------------------------

         On September 13, 2004, Central Bancorp, Inc. ("Central Bancorp") and the Central Co-operative Bank Employee Stock Ownership Trust (the "ESOP"), entered into an agreement with PL Capital, LLC, Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, Richard Lashley, John W. Palmer and Richard J. Fates. Mr. Lashley and Mr. Fates are directors of the Central Bancorp. Under the agreement, Central Bancorp and the ESOP will acquire from PL Capital LLC and its affiliates, 154,268 shares of Central Bancorp's common stock at a price of $33.25 per share. Under the agreement, Central Bancorp will repurchase 77,134 of the PL Capital shares, which will no longer be outstanding and will be held as treasury stock. The ESOP will purchase PL Capital's remaining 77,134 shares. The shares to be acquired collectively represent approximately 9.3% of Central Bancorp's outstanding shares. Completion of the transaction is subject to the issuance by Central Bancorp of approximately $5.1 million of trust preferred securities and other conditions.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------

       (c)   Exhibits. The following exhibits are filed herewith:
             --------
                     Exhibit 99.1     Stock Purchase Agreement

                     Exhibit 99.2     Press Release, dated September 14, 2004

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTRAL BANCORP, INC.



Date: September 14, 2004               By: /s/ Michael K. Devlin
                                           -------------------------------------
                                           Michael K. Devlin
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer